EXHIBIT 23.2
                                                                  ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 14, 1997 included in the Annual Report on Form 10-k, as amended, of 3DX Technologies Inc. for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                           ARTHUR ANDERSEN LLP



Houston, Texas
June 25, 1997